UNITED STATES				                  	      OMB APPROVAL
        SECURITIES AND EXCHANGE COMMISSION  	     OMB number: 3235-0145
         		Washington, D.C. 20549	              		Expires:	August 31, 1991
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                                SCHEDULE 13G

                   Under the Securities Exchange Act of 1934

                             (Amendment No. ____)


                            Hologic, Inc.
                            -------------
                           (Name of Issuer)

                             Common Stock
                        -----------------------
                     (Title of Class of Securities)


                             436440-10-1
                             ------------
                            (CUSIP Number)




Check the following box if a fee is being paid with this statement X. A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item i; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent of less of such class.) (See Rule 13d-7).

The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("ACT") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.  436440-10-1					                       Page __2___of__5___Pages


1	NAME OF REPORTING PERSON
	S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

	Jay A. Stein
---------------------------------------------------------------------
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
											    (a)
											    (b)
---------------------------------------------------------------------
3    	SEC USE ONLY

--------------------------------------------------------------------
4	CITIZENSHIP OR PLACE OF ORGANIZATION

	U.S.A.
--------------------------------------------------------------------
		                            	5	SOLE VOTING POWER:	275,020
NUMBER OF
SHARES			                      -------------------------------------
BENEFICIALLY                  	6	SHARED VOTING POWER:	None
OWNED BY
EACH		                         -------------------------------------
REPORTING	                    	7	SOLE DISPOSITIVE POWER:	   275,020
PERSON
WITH			                        -------------------------------------
		                            	8	SHARED DISPOSITIVE POWER:	None

--------------------------------------------------------------------
9	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

		275,020
--------------------------------------------------------------------
10	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

		X
---------------------------------------------------------------------
11	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

		7.2%
----------------------------------------------------------------------
12	TYPE OF REPORTING*:

		In
----------------------------------------------------------------------

                 SEE INSTRUCTIONS BEFORE FILLING OUT!

                                Item 1 (a)

Name of Issuer:	Hologic, Inc.

                                 Item 1 (b)

Address of Issuer's Principal Executive Offices: 	590 Lincoln Street,
Waltham, Massachusetts 02154

                                Item 2 (a)

Name of Person Filing:	Jay A. Stein

                                Item 2 (b)

Address of Principal Business Office or, if none, Residence:   590 Lincoln
Street, Waltham, Massachusetts  02154

                                Item 2 (c)

Citizenship:	United States

                                Item 2 (d)

Title of Class of Securities:	Common Stock, $.01 par value

                                Item 2 (e)

CUSIP Number:	436440-10-1

                                Item 3
If this statement is filed pursuant to Rules 13d-1(b), or 13d-2(b), check
whether the person filing is a:   Not Applicable

                                Item 4

Ownership:

(a)  Amount Beneficially Owned:	275,020 shares of Common Stock.
Includes 4,750 shares held in a Trust, of which Dr. Stein is the sole trustee with the sole power to vote and to dispose of the shares, for which Dr. Stein disclaims beneficial ownership. Excludes the following shares for which Dr. Stein disclaims beneficial ownership: (i) 7,150 shares held in a Trust for the benefit of Dr. Stein's children, over which Dr. Stein has no power to vote or to dispose and (ii) 40 shares held by certain of Dr. Stein children.

(b)  Percent of Class:	7.2%

(c)  Number of shares as to which such person has:

           	(i)   sole power to vote or direct the vote:
                       275,020
           (ii)   shared power to vote or to direct the vote:
                       None
          (iii)   sole power to dispose or to direct the
                       disposition:   275,020
           (iv)   shared power to dispose or to direct the
                       disposition:  None

                                 Item 5

Ownership of Five Percent or Less of a Class:
Not Applicable.

                                  Item 6

Ownership of More than Five Percent on Behalf of Another Person:  Not
Applicable

                                 Item 7

Identification and Classification of the Subsidiary Which Acquired the Security being Reported on By the Parent Holding Company: Not Applicable

                                 Item 8

Identification and Classification of Members of the Group:  Not Applicable

                                 Item 9

Notice of Dissolution of Group:	Not Applicable

                                 Item 10

Certification:	Not Applicable

                                Signature

   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


February 7, 1991
-------------------
Date

/s/  Jay A. Stein
-------------------
Signature

Jay A. Stein
--------------------
Name

                                      EXHIBIT

AGREEMENT PURSUANT TO RULE 13d-1 (f) (l) (iii)

	Pursuant to Rule 13d-1 (f) (l) (iii), the undersigned does hereby agree that the Schedule 13G to which this Agreement is attached as an exhibit shall be deemed filed on behalf of the undersigned.


DATED:	February 7, 1991		                      	/s/  Jay A. Stein
                                                ------------------
	                                                    Jay A. Stein